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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 23, 2006

                           Vermont Pure Holdings, Ltd.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-31797               03-0366218
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)       Identification Number)

                    45 Krupp Drive, Williston, Vermont 05495
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (802) 860-1126


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Exchange Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On January 23, 2006, Vermont Pure Holdings, Ltd. issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release includes the non-GAAP financial measure of EBITDA which represents earnings before interest, income taxes, depreciation and amortization. EBITDA is included because management believes it is a useful tool for investors to assess the operating performance of the business in comparison to other businesses in the industry. In addition, EBITDA is a measure used to calculate one of the financial covenants for compliance with the Company's senior debt facility. Management believes that the most directly comparable GAAP financial measure is net income.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d)  Exhibits

     Number                        Title
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      99.1      Press Release dated January 23, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Vermont Pure Holdings, Ltd.


                                             By:  /s/ Bruce S. MacDonald
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                                                  Bruce S. MacDonald
                                                  Chief Financial Officer

Date: January 23, 2006

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                                  EXHIBIT INDEX

     Number                        Title
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      99.1      Press Release dated January 23, 2006